  EXHIBIT 10.4

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”), dated as of March 29, 2017, by and among Biotech Products Services and Research, Inc., a Nevada corporation, Anu Life Sciences Inc., a Florida corporation, General Surgical Florida, Inc., a Florida Corporation, Beyond Cells Corp., a Florida corporation, BD Source and Distribution, Corp., a Florida corporation, Ethan New York, Inc., a New York Corporation, Mint Organics, Inc., a Florida corporation, and Mint Organics Florida, Inc., a Florida corporation (each a “Grantor” and collectively the “Grantors”), in favor of Agent (the “Agent”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the that certain Securities Purchase Agreement, dated as of the date hereof, by and among Grantor, Agent, and the Lenders (as defined in the Note (as defined below)) and the Note (as defined below).

WHEREAS:

A. Reference is made to that certain 10% Original Issue Discount Convertible Secured Promissory Note and Guarantee, due twelve (12) months following its issuance (as amended, restated, supplemented or otherwise modified from time to time, the “Note”), issued by Biotech Products Services and Research, Inc. (with the other Grantors as guarantors of the Note), to the Agent on behalf of the Lenders (as defined in the Note), which secures certain now existing and future arising obligations owing to the Agent (as defined in the Note) under the Transaction Documents, as provided in the Note;

B. Pursuant to the Note, the Grantors are required to execute and deliver to the Agent this Agreement;

C. Pursuant to the terms of the Note, the Grantors have granted to the Agent, a security interest in substantially all the assets of the Grantors, including all right, title and interest of the Grantors in, the IP Collateral (as defined below).

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby grant to the Agent, for the benefit of the Agent, to secure the Obligations, a continuing security interest in all of the Grantors’ right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired:

1. Each United States and foreign trademark and trademark application, including, without limitation, each United States federally registered trademark and trademark application referred to in Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof and all goodwill associated therewith;

2. Each trademark license, including, without limitation, each trademark license listed on Schedule 1 annexed hereto, together with all goodwill associated therewith;

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3. All products and proceeds of the foregoing items 1 through 2, including, without limitation, any claim by the Grantors against third parties for past, present or future infringement, misappropriation, dilution, violation or other impairment of any trademark, including, without limitation, any trademark referred to in Schedule 1 annexed hereto, any trademark issued pursuant to a trademark application referred to in Schedule 1 and any trademark licensed under any trademark license listed on Schedule 1 annexed hereto (items 1 through 3 being herein collectively referred to as the “Trademark Collateral”);

4. Each United States and foreign patent and patent application, including, without limitation, each United States federally registered patent and patent application referred to in Schedule 2 annexed hereto, together with any reissues, continuations or extensions thereof and all goodwill associated therewith;

5. Each patent license, including, without limitation, each patent license listed on Schedule 2 annexed hereto, together with all goodwill associated therewith;

6. All products and proceeds of the foregoing items 4 through 5, including, without limitation, any claim by the Grantors against third parties for past, present or future infringement, misappropriation, dilution, violation or other impairment of any patent, including, without limitation, any patent referred to in Schedule 2 annexed hereto, any trademark issued pursuant to a patent application referred to in Schedule 2 and any patent licensed under any patent license listed on Schedule 2 annexed hereto (items 4 through 6 being herein collectively referred to as the “Patent Collateral”);

7. Each United States and foreign copyright and copyright application, including, without limitation, each United States federally registered copyright and copyright application referred to in Schedule 3 annexed hereto, together with any reissues, continuations or extensions thereof and all goodwill associated therewith;

8. Each copyright license, including, without limitation, each copyright license listed on Schedule 3 annexed hereto, together with all goodwill associated therewith;

9. For the avoidance of doubt, this Agreement is solely for the benefit of the Agent.

10. All products and proceeds of the foregoing items 7 through 8, including, without limitation, any claim by the Grantors against third parties for past, present or future infringement, misappropriation, dilution, violation or other impairment of any copyright, including, without limitation, any copyright referred to in Schedule 3 annexed hereto, any copyright issued pursuant to a copyright application referred to in Schedule 3 and any copyright licensed under any copyright license listed on Schedule 3 annexed hereto (items 7 through 9 being herein collectively referred to as the “Copyright Collateral”; items 1 through 9 being herein (i.e., the Trademark Collateral, the Patent Collateral, and the Copyright Collateral) collectively referred to as the “IP Collateral”).

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This security interest is granted in conjunction with the security interests granted to the Agent, for itself and on behalf of the other Secured Parties, pursuant to the Note. The Grantors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the IP Collateral made and granted hereby are more fully set forth in the Transaction Documents, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Transaction Documents.

Grantors shall give Agent prior written notice of no less than five (5) Business Days before filing any additional application for registration of any trademark and prompt notice in writing of any additional trademark registrations, patent registration, or copyright registrations granted therefor after the date hereof. Without limiting Grantors’ obligations under this paragraph, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedules 1, 2, or 3 to include any future United States registered trademarks, patents, copyrights or applications therefor of Grantors. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules 1, 2, or 3 shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule 1, 2, or 3.

Grantors hereby agree that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their trademarks subject to the security interest hereunder.

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

This Agreement is a Transaction Document.

This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement and all disputes arising hereunder shall be governed by, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The parties hereto (a) agree that any legal action or proceeding with respect to this Agreement or any other agreement, document, or other instrument executed in connection herewith or therewith, shall be brought in any state or federal court located within the City of New York, New York, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Agreement, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. The parties hereto acknowledge that this Agreement has been negotiated, executed, and delivered in the State of New York and is to be wholly performed within New York, and each party’s actions in connection with the negotiation, execution, and delivery of this Agreement constitutes transacting business in New York.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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The Grantors have caused this Intellectual Property Security Agreement to be duly executed by its duly authorized officer thereunto as of the date first set forth above.

BIOTECH PRODUCTS SERVICES & RESEARCH, INC.

By:
Name:
Title:

ANU LIFE SCIENCES INC.

By:
Name:
Title:

GENERAL SURGICAL FLORIDA, INC.

By:
Name:
Title:

BEYOND CELLS CORP.

By:
Name:
Title:

BD SOURCE AND DISTRIBUTION, CORP.

By:
Name:
Title:

ETHAN NEW YORK, INC.

By:
Name:
Title:

[Signature pages continue on following page]

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MINT ORGANICS, INC.

By:
Name:
Title:

MINT ORGANICS FLORIDA, INC.

By:
Name:
Title:

Acknowledged:

AGENT,

as Agent

By:          __________________________________

Name:

Title:

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SCHEDULE 1

to

INTELLECTUAL PROPERTY SECURITY AGREEMENT

Trademark Collateral

6

SCHEDULE 2

to

INTELLECTUAL PROPERTY SECURITY AGREEMENT

Patent Collateral

7

SCHEDULE 3

to

INTELLECTUAL PROPERTY SECURITY AGREEMENT

Copyright Collateral

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